UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 16, 2020 (October 13, 2020)

SHIFT TECHNOLOGIES, INC.

(Exact name of registrant as specified in charter)

Delaware	001-38839	82-5325852
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2525 16th Street, Suite 316, San Francisco, CA	94103
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (855) 575-6739

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	SFT	Nasdaq Capital Market
Warrants to purchase one share of Class A common stock	SFTTW	Nasdaq Capital Market

Cautionary Note Regarding Forward-Looking Statements

Statements contained in this Current Report on Form 8-K, and in any document incorporated by reference in this Current Report on Form 8-K, that reflect our current views with respect to future events and financial performance, business strategies, expectations for our business, operating of the Company’s business following completion of the Merger (as defined below) and any other statements of a future or forward-looking nature, constitute “forward-looking statements” for the purposes of federal securities laws. Our forward-looking statements include, but are not limited to, statements regarding our or our management’s expectations, hopes, beliefs, intentions or strategies regarding the future. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would,” “will,” “approximately,” “shall” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements in this Current Report on Form 8-K, and in any document incorporated by reference in this Current Report on Form 8-K, may include, for example, statements about the benefits of the Merger and the future financial performance of the combined company following the Merger.

The forward-looking statements contained in this Current Report on Form 8-K, and in any document incorporated by reference in this Current Report on Form 8-K, are based on our current expectations and beliefs concerning future developments and their potential effects on the Company. We cannot assure you that future developments affecting the Company will be those that we have anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond the Company’s control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. Should one or more of these risks or uncertainties materialize, or should any of the Company’s assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. Some factors that could cause actual results to differ include, but are not limited to:

●	the ability to recognize the anticipated benefits of the Merger, which may be affected by, among other things, competition, and the ability of the combined business to grow and manage growth profitably;

●	the inability of the Merger to qualify as a “reorganization” within the meaning of Section 368(a) of the Code;

●	our ability to sustain its current rate of growth;

●	our ability to establish its software as a platform to be used by automotive dealers;

●	risks relating to our inspection and reconditioning hubs;

●	impacts of COVID-19 and other pandemics;

●	our reliance on third-party carriers:

●	cyber-attacks or other privacy or data security incidents;

●	our reliance on third-party service providers to provide financing;

●	changes in the prices of new and used vehicles;

●	access to desirable vehicle inventory;

●	changes in applicable laws and regulations;

●	access to additional debt and equity capital;

●	changes in technology and consumer acceptance of such changes;

●	our reliance on internet search engines, vehicle listing sites and social networking sites to help drive traffic to its website;

●	any restrictions on the sending of emails or messages or an inability to timely deliver such communications;

●	seasonal and other fluctuations in the Company’s quarterly results of operations;

●	competition in the markets in which the Company operates;

●	changes in the auto industry and conditions affecting automotive manufacturers;

●	natural disasters, adverse weather events and other catastrophic events;

●	our dependence on key personnel; and

●	our reliance on third-party technology and information systems.

●	other economic, business and/or competitive factors, risks and uncertainties, including those described in the section of the proxy statement/prospectus on Form 424B3, filed with the Securities and Exchange Commission on September 24, 2020, entitled “Risk Factors”.

The Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

Introductory Note

As previously reported in the Current Report on Form 8-K filed by the registrant on October 14, 2020 (first filing), (the “Original Report”), on October 13, 2020 (the “Closing Date”), the registrant consummated the previously announced transactions contemplated by the Agreement and Plan of Merger (the “Merger Agreement”), dated as of July 29, 2020, by and among the registrant, IAC Merger Sub, Inc., a wholly-owned subsidiary of the registrant (“Merger Sub”), and Shift Technologies, Inc., a Delaware corporation (“Shift”), as amended by that certain First Amendment to Agreement and Plan of Merger, dated as of August 19, 2020. The Merger Agreement provided for the acquisition of Shift by the registrant pursuant to the merger of Merger Sub with and into Shift (the “Merger”), with Shift continuing as the surviving entity.

In connection with the closing of the Merger (the “Closing”), the registrant changed its name from Insurance Acquisition Corp. to Shift Technologies, Inc. Unless the context otherwise requires, “we,” “us,” “our,” and the “Company” refer to the combined company following the Merger, together with its subsidiaries, “IAC” refers to the registrant prior to the closing of the Merger and “Shift” refers to Shift Technologies, Inc., together with its subsidiaries, prior to the Merger.

This Amendment No. 1 includes (i) the unaudited condensed consolidated financial statements of Shift as of September 30, 2020 and for the nine months ended September 30, 2020 and 2019, (ii) the Management’s Discussion and Analysis of Financial Condition and Results of Operations of Shift for the nine months ended September 30, 2020 and 2019, (iii) the unaudited pro forma condensed combined financial information of IAC and Shift as of and for the nine months ended September 30, 2020 and (iv) disclosure relating to the dismissal of Grant Thornton as the Company’s independent registered public accounting firm and the appointment of Deloitte & Touche.

Except as set forth herein, no other modifications have been made to the Original Report.

Item 2.02. Results of Operations and Financial Condition

This Amendment No. 1 includes (i) the unaudited condensed consolidated financial statements of Shift as of September 30, 2020 and for the nine months ended September 30, 2020 and 2019, (ii) the Management’s Discussion and Analysis of Financial Condition and Results of Operations of Shift for the nine months ended September 30, 2020 and 2019, and (iii) the unaudited pro forma condensed combined financial information of IAC and Shift as of and for the nine months ended September 30, 2020.

The information set forth under Item 9.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 4.01. Changes in Registrant’s Certifying Accountant.

(a) Dismissal of Previous Independent Registered Public Accounting Firm

On November 11, 2020, the Audit Committee (the “Audit Committee”) of the Board of Directors of the Company approved the dismissal of Grant Thornton LLP (“Grant Thornton”), which was then serving as the Company’s independent registered public accounting firm. Grant Thornton was dismissed on November 16, 2020 as the Company’s independent registered public accounting firm, effective upon completion of their review of the Company’s unaudited condensed consolidated financial statements as of and for the three and nine months ended September 30, 2020, included in its Quarterly Report on Form 10-Q filed on November 16, 2020.

Grant Thornton’s reports on the Company’s financial statements for the year ended December 31, 2019 and for the period from March 13, 2018 (inception) to December 31, 2018 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

During the period from March 13, 2018 (inception) to December 31, 2019 and the subsequent period through September 30, 2020, there were no: (1) disagreements with Grant Thornton on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to their satisfaction, would have caused them to make reference in connection with their opinion to the subject matter of the disagreement, or (2) reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company has provided Grant Thornton with the disclosures under this Item 4.01(a) and has requested Grant Thornton to furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made by the Company in this Item 4.01(a) and, if not, stating the respects in which it does not agree. Grant Thornton’s letter is filed as Exhibit 16.1 to this Current Report on Form 8-K.

(b) Appointment of New Independent Registered Public Accounting Firm

On November 11, 2020, the Audit Committee approved the appointment of Deloitte & Touche LLP (“Deloitte”) as the Company’s new independent registered public accounting firm, effective upon the dismissal of Grant Thornton as the Company’s independent registered public accounting firm. Deloitte served as the independent registered public accounting firm of Shift Technologies, Inc. prior to the Merger.

During the period from March 13, 2018 (inception) to December 31, 2019, and the subsequent period through September 30, 2020, the Company did not consult Deloitte with respect to either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s financial statements, and no written report or oral advice was provided to the Company by Deloitte that Deloitte concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is described in Item 304(a)(1)(iv) of Regulation S-K under the Exchange Act and the related instructions to Item 304 of Regulation S-K under the Exchange Act, or a reportable event, as that term is defined in Item 304(a)(1)(v) of Regulation S-K under the Exchange Act.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements

The unaudited condensed consolidated financial statements of Shift as of September 30, 2020 and for the nine months ended September 30, 2020 and 2019, and the related notes thereto are attached as Exhibit 99.1 and are incorporated herein by reference. Also included as Exhibit 99.2 and incorporated herein by reference is the Management’s Discussion and Analysis of Financial Condition and Results of Operations of Shift for the nine months ended September 30, 2020 and 2019.

(b) Pro forma financial information.

The unaudited pro forma condensed combined financial information of IAC and Shift as of September 30, 2020, and for the nine months ended September 30, 2020 and for the year ended December 31, 2019, and the related notes thereto are attached as Exhibit 99.3.

(d) Exhibits

The exhibits filed as part of this Current Report on Form 8-K are listed in the index to exhibits immediately preceding the signature page to this Current Report on Form 8-K, which index to exhibits is incorporated herein by reference.

EXHIBIT INDEX

Exhibit No.	Description
16.1	Letter from Grant Thornton LLP to the Securities and Exchange Commission dated November 16, 2020.
99.1	Unaudited condensed consolidated financial statements of Shift.
99.2	Management’s Discussion and Analysis of Financial Condition and Results of Operations of Shift.
99.3	Unaudited pro forma condensed combined financial information.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SHIFT TECHNOLOGIES, INC.

Dated: November 16, 2020	By:	/s/ Amanda Bradley
	Name:	Amanda Bradley
	Title:	Secretary